May 28, 2013

Berwyn Fund
Berwyn Income Fund
Berwyn Cornerstone Fund
(each a series of The Berwyn Funds)

Supplement to Prospectus dated May 1, 2013

The Prospectus, dated May 1, 2013, of the Berwyn Fund, the Berwyn Income Fund and the Berwyn Cornerstone Fund (the “Funds”) is hereby amended to reflect the following new information.

The Berwyn Cornerstone Fund’s minimum initial investment requirement for taxable accounts has been changed from $3,000 to $1,000.  See pages 20 and 33-34 of the Prospectus for the sections impacted by this change.  This change does not impact the Funds’ policy that allows an investor to open a new taxable account or accounts in the Funds by investing a minimum of $3,000 and allocating that amount among one or more of the Funds.

Investors Should Retain This Supplement for Future Reference